    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1998
                                                       REGISTRATION NO. 333-4578
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                       POST-EFFECTIVE AMENDMENT NO. 3 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                           CAFETERIA OPERATORS, L.P.
             (Exact name of registrant as specified in its charter)

                           --------------------------

            DELAWARE                          5812                         75-2186655
(State or other jurisdiction of   (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)    Classification Code Number)       Identification Number)

                           --------------------------

                               6901 QUAKER AVENUE
                              LUBBOCK, TEXAS 79413
                                 (806) 792-7151

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               THEODORE J. PAPIT
                           CAFETERIA OPERATORS, L.P.
                               6901 QUAKER AVENUE
                              LUBBOCK, TEXAS 79413
                                 (806) 792-7151

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           --------------------------
                                With a copy to:
                            KENNETH L. STEWART, ESQ.
                          FULBRIGHT & JAWORSKI L.L.P.
                          2200 ROSS AVENUE, SUITE 2800
                                DALLAS, TX 75201
                                 (214) 855-8000

                           --------------------------

 APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE PUBLIC:
     From time to time after this Registration Statement became effective.

         If the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________________

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________________

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. (333-4578)

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

                 (a)      Exhibits

               EXHIBIT                                          DESCRIPTION
               -------                                          -----------
                  *3.1  --   Certificate  of Amendment  to  the Certificate  of  Limited Partnership  of  Cafeteria
                             Operators, L.P, dated July 11, 1995.

                 **3.2  --   Second Amended and Restated  Agreement of Limited Partnership of  Cafeteria Operators,
                             L.P. (included as  Exhibit I to the Exchange Agreement filed as Exhibit 10.1)

                 **4.1  --   Amended and  Restated Indenture,  dated as  of  November 15,  1995, between  Cafeteria
                             Operators, L.P. and Fleet National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                ***4.2  --   First  Supplemental Indenture,  dated  as  of  January  24,  1996,  between  Cafeteria
                             Operators, L.P. and Fleet National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                  *4.3  --   General  Security Agreement, dated March  27, 1992, between  Cafeteria Operators, L.P.
                             and Fleet National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                  *4.4  --   Security Agreement, dated March 27, 1992, between Cafeteria  Operators, L.P. and Fleet
                             National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                  *4.5  --   Form of Assignment and Security Agreements  relating to deposits at Amarillo  National
                             Bank and  Carlsbad National Bank, dated  March 27, 1992, between  Cafeteria Operators,
                             L.P. and Fleet National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                  *4.6  --   General Security  Agreement, dated March  27, 1992, between  Furr's/Bishop's Specialty
                             Group, L.P. and Fleet National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                  *4.7  --   Assignment  for Security (Trademarks), dated  March 27, 1992,  by Cafeteria Operators,
                             L.P., filed with the Patent and Trademark Office.

                  *4.8  --   Assignment  for Security  (Trademarks), dated  as of December  28, 1995,  by Cafeteria
                             Operators, L.P., filed with the Patent and Trademark Office.

                  *4.9  --   Assignment   for  Security   (Trademarks),  dated   as  of   December  28,   1995,  by
                             Furr's/Bishop's Specialty Group, L.P., filed with the Patent and Trademark Office.

               EXHIBIT                                          DESCRIPTION
               -------                                          -----------

                 *4.10  --   Amended  and Restated Security Agreement and Mortgage-Trademarks and Patents, dated as of  December  31, 1995,  among  Cafeteria Operators,  L.P.,  Furr's/Bishop's Specialty
                             Group, L.P. and Fleet National Bank of Massachusetts (f/k/a Shawmut Bank, N.A.).

                 *4.11  --   Special Power of Attorney, dated March 27, 1992, by Cafeteria Operators, L.P.

                 *4.12  --   Special Power  of Attorney, dated  as of  December 28, 1995,  by Cafeteria  Operators,
                             L.P.

                 *4.13  --   Special  Power  of  Attorney,  dated  as  of  December  28,  1995, by  Furr's/Bishop's
                             Specialty Group, L.P.

                **4.14  --   Omnibus Agreement  dated as  of November  15, 1995,  among Cafeteria  Operators, L.P.,
                             Furr's/Bishop's  Specialty Group, L.P. and Fleet National Bank of Massachusetts (f/k/a
                             Shawmut Bank,  N.A.) (included as Exhibit E to the Exchange Agreement filed as Exhibit
                             10.1).

                 *4.15  --   First Amendment  to Deed of Trust,  dated as of  November 15, 1995,  between Cafeteria
                             Operators, L.P.  and Fleet National Bank  of Massachusetts (f/k/a Shawmut  Bank, N.A.)
                             for premises located at Pima County, Arizona.

                 *4.16  --   First Amendment to  Deed of Trust,  dated as of  November 15, 1995, between  Cafeteria
                             Operators, L.P. and  Fleet National Bank of  Massachusetts (f/k/a Shawmut  Bank, N.A.)
                             for premises located at Jefferson County, Colorado.

                 *4.17  --   First Amendment to  Deed of Trust, dated  as of November  15, 1995, between  Cafeteria
                             Operators, L.P. and Fleet  National Bank of  Massachusetts (f/k/a Shawmut Bank,  N.A.)
                             for premises located at Clark County, Nevada.

                 *4.18  --   First Amendment to  Deed of  Trust, Security Agreement,  Financing Statement,  Fixture
                             Filing  and Assignment of  Rents and Leases,  dated as  of November 15,  1995, between
                             Cafeteria  Operators, L.P.  and Fleet  National Bank  of Massachusetts  (f/k/a Shawmut
                             Bank, N.A.) for premises located at San Bernardino County, California.

                 *4.19  --   First Amendment  to Mortgage, Security Agreement  and Assignment of Leases  and Rents,
                             dated as  of November 15, 1995,  between Cafeteria Operators, L.P.  and Fleet National
                             Bank  of Massachusetts  (f/k/a  Shawmut Bank,  N.A.) for  premises located  at Johnson
                             County, Kansas.

                 *4.20  --   First Amendment  to Deed of  Trust, Security  Agreement and Assignment  of Leases  and
                             Rents,  dated as  of November 15,  1995, between  Cafeteria Operators,  L.P. and Fleet
                             National Bank of Massachusetts (f/k/a Shawmut  Bank, N.A.) for premises located at St.
                             Louis County, Missouri.

               EXHIBIT                                          DESCRIPTION
               -------                                          -----------
                 *4.21  --   First Amendment  to New Mexico Deed of  Trust, dated as of  November 15, 1995, between
                             Cafeteria  Operators, L.P.  and Fleet  National Bank  of Massachusetts  (f/k/a Shawmut
                             Bank, N.A.). for premises located at Bernalillo County, New Mexico.

                 *4.22  --   First Amendment  to  Mortgage with  Power  of Sale,  dated as  of  November 15,  1995, between  Cafeteria Operators,  L.P. and  Fleet National  Bank of  Massachusetts (f/k/a
                             Shawmut Bank, N.A.) for premises located at Tulsa County, Oklahoma.

                 *4.23  --   First Amendment to  Deed of Trust, Security Agreement and  Assignment of Leases, dated as of November  15, 1995, between Cafeteria Operators, L.P. and Fleet National Bank of
                             Massachusetts  (f/k/a Shawmut  Bank,  N.A.) for  premises  located at  Taylor  County,
                             Texas.

                 *4.24  --   First  Amendment to Deed of Trust, Security  Agreement and Assignment of Leases, dated as of  November 15, 1995, between Cafeteria Operators, L.P. and Fleet National Bank of
                             Massachusetts  (f/k/a  Shawmut Bank,  N.A.) for  premises  located at  Cameron County,
                             Texas.

                 *4.25  --   First Amendment to Deed of  Trust, Security Agreement and Assignment of  Leases, dated as  of November 15, 1995, between Cafeteria Operators, L.P. and Fleet National Bank of
                             Massachusetts  (f/k/a Shawmut  Bank,  N.A.) for  premises  located at  Dallas  County,
                             Texas.

                 *4.26  --   First Amendment to  Deed of Trust, Security Agreement and  Assignment of Leases, dated as of November 15, 1995, between Cafeteria Operators, L.P. and Fleet National Bank  of
                             Massachusetts  (f/k/a  Shawmut Bank,  N.A.) for  premises  located at  Lubbock County,
                             Texas.

                 *4.27  --   First  Amendment to Deed of Trust, Security  Agreement and Assignment of Leases, dated as of November 15, 1995, between Cafeteria Operators, L.P. and Fleet National  Bank of
                             Massachusetts  (f/k/a  Shawmut Bank,  N.A.) for  premises  located at  Grayson County,
                             Texas.

                 *4.28  --   First Amendment to Deed of  Trust, Security Agreement and Assignment of  Leases, dated as of November 15, 1995, between Cafeteria Operators, L.P. and Fleet  National Bank of
                             Massachusetts  (f/k/a  Shawmut Bank,  N.A.) for  premises  located at  Hopkins County,
                             Texas.

                  *5.1  --   Opinion of Fulbright & Jaworski L.L.P.

                **10.1  --   Exchange   Agreement,  dated   as  of  November   15,  1995,   among  Furr's/Bishop's,
                             Incorporated, Cafeteria Operators, L.P. and holders of 11% Senior Secured Notes.

               EXHIBIT                                          DESCRIPTION
               -------                                          -----------
                 +10.2  --   Consulting and  Indemnity Agreement and  General Release,  dated as of  June 7,  1996, among Kevin E. Lewis, Furr's/Bishop's, Incorporated and Cafeteria Operators, L.P.

                ++10.3  --   First Amendment  to Consulting and  Indemnity Agreement and General  Release, dated as of  September  17,  1996, among  Kevin  E.  Lewis,  Furr's/Bishop's, Incorporated  and
                             Cafeteria Operators, L.P.

                  10.4  --   General  Release, entered  into  as  of  December  31, 1997,  among  Kevin  E.  Lewis,
                             Cafeteria Operators, L.P. and Furr's/Bishop's, Incorporated.

               +++10.5  --   Master Sublease  Agreement, dated as  of December 1,  1986, between Kmart  Corporation and Cafeteria Operators, L.P. (as successor in interest to Furr's Cafeterias, Inc.).

              ++++10.6  --   Amendment,  with respect  to the Master  Sublease Agreement,  dated as  of December 1,
                             1993, between Kmart Corporation and Cafeteria Operators, L.P.

                  10.7  --   Chairman  of the Board of Extension Agreement,  effective January 1, 1998, among Kevin
                             E. Lewis, Cafeteria Operators, L.P. and Furr's/Bishop's, Incorporated.

                 *12.1  --   Statement re Computation of Ratios.

                ++21.1  --   Subsidiaries of the Registrant.

                 *23.1  --   Consent of KPMG Peat Marwick LLP, as independent certified public accountants.

                 *23.2  --   Consent of Deloitte & Touche LLP, as independent certified public accountants.

                 *23.3  --   Consent  of Fulbright &  Jaworski L.L.P. (included  in their opinion  filed as Exhibit
                             5.1).

                 *24.1  --   Power of Attorney (included in the Signature Page to this Registration Statement).

                 *25.1  --   Statement of Eligibility of Trustee.

         (b)     Financial Statement Schedules

SCHEDULE                        DESCRIPTION                       PAGE
--------                        -----------                       ----
   *II          Consolidated Valuation and Qualifying             S-1
                Accounts

----------

*        Previously filed.

** Incorporated by reference from Furr's/Bishop's, Incorporated's Registration Statement on Form S-4, File No. 33- 92236.

*** Incorporated by reference from Furr's/Bishop's, Incorporated's Form 10-K for the year ended January 2, 1996.

+ Incorporated by reference from Furr's/Bishop's, Incorporated's Registration Statement on Form S-1, File No. 333-4576.

++ Incorporated by reference from Cafeteria Operators, L.P.'s Form 10-K for the year ended December 31, 1996.

+++ Incorporated by reference from the Registration Statement on Form S-1 of Calvacade Foods, Inc., Furr's Cafeterias, Inc. and Bishop Buffets, Inc., File No. 33-11842.

++++ Incorporated by reference from Furr's/Bishop's, Incorporated's Form 8-K dated November 15, 1993.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lubbock, State of Texas, on March 24, 1998.

                                        CAFETERIA OPERATORS, L.P.

                                        By: FURR'S/BISHOP'S, INCORPORATED

                                        By: /s/ Theodore J. Papit
                                           -----------------------------------
                                           Theodore J. Papit
                                           President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

             SIGNATURE                       TITLE                          DATE
             ---------                       -----                          ----
        /s/ Theodore J. Papit       President, Chief Executive        March 24, 1998
        -------------------------    Officer and Director
        Theodore J. Papit


               *                    Chairman of the Board and         March 24, 1998
        -------------------------    Director
          Kevin E. Lewis

               *                    Director                          March 24, 1998
        -------------------------
        E.W. Williams, Jr.


               *                    Director                          March 24, 1998
        -------------------------
         Suzanne Hopgood

               *                    Director                          March 24, 1998
        -------------------------

         Gilbert C. Osnos

               *                    Director                          March 24, 1998
        -------------------------
        Kenneth R. Reimer

         /s/ Alton R. Smith         Principal Accounting and          March 24, 1998
        -------------------------    Principal Financial Officer
          Alton R. Smith

*By:  /s/ Kevin E. Lewis
     -----------------------------
          Kevin E. Lewis
          Attorney-in-Fact

                               INDEX TO EXHIBITS


Exhibit
Number           Descripton
------           ----------

10.4     --      General Release, entered into as of December 31, 1997, among Kevin E. Lewis, Cafeteria Operators, L.P.
                 and Furr's/Bishop's, Incorporated.

10.7     --      Chairman of the Board of Extension Agreement, effective January 1, 1998, among Kevin E. Lewis,
                 Cafeteria Operators, L.P. and Furr's/Bishop's, Incorporated.